UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Donald C. Burke

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Senior Vice President & Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Dianna P. Wengler, Vice President & Assistant Secretary

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Custodian

State Street Bank and Trust Company

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Mayer Brown LLP

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2015

LETTER TO

SHAREHOLDERS

June 18, 2015

Dear Shareholders:

The Current Municipal Market Environment and Your Fund:

We begin our discussion of the performance of DTF Tax-Free Income Inc. (the “DTF Fund”) with a review of the municipal market environment in which the DTF Fund operates.

The municipal bond market experienced mixed performance over the six months ended April 30, 2015, as tax-free interest rates declined over the early part of this period, only to reverse course in February and April. For the six months ended April 30, 2015, 2-year and 5-year municipal yields were 25 and 17 basis points higher, respectively, while 10-year and 30-year yields were only 1 basis point higher. The rise in bond yields in the shorter maturity range was due mostly to the market’s expectation that the Federal Open Market Committee (the “Fed”), the committee within the Federal Reserve that sets domestic monetary policy, will raise the target federal funds rate sometime during the year. This movement in rates produced better relative performance for longer maturity bonds. Since the start of the second quarter, the market has pushed municipal bond yields higher across the yield curve due to several factors:

•	rising U.S. Treasury bond yields driven by the increasing probability the Fed will raise the target federal funds rate in 2015;
•	higher issuance levels of municipal bonds compared to recent years due to increased use of refundings by issuers; and
•	the recent increase in net outflows from open-end municipal bond mutual funds due to the general rise in U.S. Treasury yields.

Elevated Supply: Municipalities continue to take advantage of generational low interest rates to refinance their higher cost debt. So far in 2015, issuance is on pace to exceed $400 billion, a level not seen in quite some time. Additionally, nearly 60% of this municipal bond issuance (compared to the more typical 35%) has consisted of the “refunding” of existing debt, causing a dramatic uptick in the overall issuance of municipal bonds. Given that the market’s strong performance in 2014 was due in part to a scarcity of supply, the market has softened as issuance levels have increased. At the same time, municipalities still remain slow to incur additional debt to fund much needed infrastructure, leaving “new money” issuance mostly in line with levels from 2014.

Mostly Solid Demand: Although weaker in April, demand for municipal bonds so far in 2015 has been mostly solid, as the taxable-equivalent yields available from municipal bonds are considered attractive when compared to taxable investment opportunities. For bonds maturing beyond 10 years, municipal yields are actually greater than U.S. Treasury yields, even before taking into consideration the benefit for investors in higher tax brackets of the tax-exempt treatment of municipal bond interest. For that reason, municipal bond mutual funds have been able to attract assets, bringing year-to-date aggregate inflows to approximately $11 billion, while insurance companies, banks and alternative investment accounts have also been investing in the municipal bond sector. However, should the trend of net outflows that began in April persist over the balance of the year, municipal bond yields could be pressured higher.

Steady Credit: State and local tax collections have experienced 13 consecutive quarters of tax revenue growth through the end of the fourth quarter of 2014. Property tax collections have begun to reflect the improvement in the housing market, and personal income tax collections have also grown as a result of the better employment environment. While municipalities have benefited from increased tax revenues, many will likely struggle with “legacy” pension issues—and the negative news headline fallout—before seeing meaningful improvement. We are focusing increased attention on pension funding levels as some recent bankruptcy settlements have resulted in public pensions receiving more advantageous treatment as compared to general obligation bondholders. Bankruptcy litigation has also called into question the level of protection afforded to holders of dedicated tax general obligation bonds, which had previously been viewed by many in the industry as comparable to dedicated revenue bonds, but have been held by at least one court to be treated simply as general creditors of the municipality, putting them last in line in the bankruptcy proceeding. As a result of these court decisions, the long-held belief that general obligation debt was backed by the full taxing power of the municipality is being questioned. States like Illinois, Connecticut and Kentucky are three states in particular that are facing large pension challenges that, if unaddressed, will most likely result in rating downgrades and higher borrowing costs.

In managing the DTF Fund, we continue to emphasize an investment strategy of owning mostly AA and A rated revenue bonds with coupons of 5% or higher. These higher coupon bonds have provided the DTF Fund with an attractive level of income while also helping to insulate the portfolio from the impact of higher interest rates. As of April 30, 2015, the DTF Fund held 91% of its total assets in municipal bonds rated A or higher across multiple sectors. Pre-refunded, transportation, healthcare, education and water & sewer revenue bonds represented the DTF Fund’s top five exposures, while its allocation to general obligation bonds remains low, as we continue to favor the predictable revenue streams and more settled legal structure afforded by revenue bonds. The DTF Fund continues to be well diversified geographically, with exposure to 32 states and the District of Columbia. The DTF Fund does not own bonds issued by the financially troubled Commonwealth of Puerto Rico or any of its agencies. We continue to be diversified across maturities in order to help moderate the portfolio’s risk from potential changes in interest rates and potential changes to the shape of the yield curve that could result from future Fed actions or changing investor sentiment.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DTF Fund’s returns. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2015, the DTF Fund’s portfolio of investments had an average maturity of 15.3 years and duration of 6.86 years, while the Barclays Municipal Bond Index had an average maturity of 13.1 years and duration of 6.44 years.

As a practical matter, it is not possible for the DTF Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. However, management believes that over the long term the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the DTF Fund to take advantage of future opportunities while limiting volatility to some degree.

Outlook: We anticipate that the market’s technical conditions will improve during the second half of the year, as the market is expected to enter a period of negative net issuance. We believe that capital available from bond calls, maturities and coupon payments will exceed the amount of newly issued bonds as municipal leaders look to remain fiscally prudent. We also anticipate that municipal bond yields will likely continue to track changes in U.S. Treasury bonds. We do not expect interest rate hikes by the Fed until the later part of the year at the earliest, due to lingering concerns about slow economic growth and employment. We also believe that attractive taxable-equivalent yields will help maintain demand for tax-exempt income as we move through 2015.

Fund Performance:

The following table compares the DTF Fund’s total return and the Barclays Municipal Bond Index:

Total Return[1] For the period indicated through April 30, 2015
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	2.7%	5.1%	1.4%	5.7%
Net Asset Value[3]	0.8%	5.5%	4.1%	5.8%
Barclays Municipal Bond Index[4]	1.2%	4.8%	3.5%	4.7%

1. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

3. Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 15 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

4. The index is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Barclays.

As presented in the performance chart above, the DTF Fund produced a solid return for the six months ending April 30, 2015 compared to the overall municipal bond market as measured by the Barclays Municipal Bond Index. As of April 30, 2015, the DTF Fund was paying a $0.84 per share annualized dividend and had a closing price of $15.14 per share. This monthly dividend translates into a taxable equivalent yield of 9.8% for an individual subject to the top federal tax bracket of 39.6% and the 3.8% Medicare tax. This taxable equivalent yield equates to almost 780 basis points above the yield available on a 10-year taxable U.S. Treasury bond as of April 30, 2015. The DTF Fund has maintained its $0.07 per share monthly dividend since January 2012, despite generational low yields available in the tax-exempt bond market for extended periods over the past few years. The principal reason the Fund has been able to maintain this dividend is due to the benefit of leverage and use of undistributed net income. During this period, common shareholders have benefited from a steep municipal yield curve that has allowed the Fund to pay a low rate on its leverage while re-investing the proceeds into higher yielding bonds. However, the relationship between the cost of leverage and investment returns could change in the future, especially if the Fed were to begin raising the target federal funds rate. If leverage costs were to move higher, the Fund could see its balance of undistributed net income decline further, which could make it more difficult to maintain the current dividend rate, with the possibility that this rate could even decrease.

Board of Directors Meeting: At the regular June 18, 2015 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
7.0	July 15	July 31
7.0	August 17	August 31
7.0	September 15	September 30

The Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on June 18, 2015. At that meeting, holders of the Fund’s common and preferred stock, voting together as a single class, reelected Donald C. Burke, Stewart E. Conner, Eileen A. Moran and David J. Vitale as directors of the DTF Fund.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2015

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
LONG-TERM INVESTMENTS—142.2%
	Alaska—0.2%
$290	Anchorage Elec. Util. Rev.,
	5.00%, 12/1/36	$327,427

	Arizona—6.3%
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj.,
	5.00%, 12/1/42, Ser. A	714,896
2,000	Arizona St. Hlth. Fac. Auth. Rev., Banner Hlth.,
	4.00%, 1/1/44, Ser. A	1,983,040
2,000	Arizona St. Trans. Brd. Hwy. Rev.,
	5.00%, 7/1/30, Ser. B, Prerefunded 7/1/18 @ $100 (b)	2,245,600
500	Northern Arizona Univ. Rev. Ref.,
	5.00%, 6/1/40	561,065
1,000	Northern Arizona Univ. Speed Rev. Stimulus Plan Econ. Edl. Dev.,
	5.00%, 8/1/38	1,117,300
2,000	Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
	5.00%, 1/1/38, Ser. A	2,174,780

		8,796,681

	California—19.1%
2,000	Bay Area Toll Auth. Rev.,
	5.125%, 4/1/39, Ser. F-1, Prerefunded 4/1/19 @ $100 (b)	2,312,960
500	California St. Gen. Oblig.,
	5.50%, 3/1/26	563,250
1,000	California St. Gen. Oblig.,
	6.00%, 4/1/38	1,170,240
500	California St. Gen. Oblig.,
	5.50%, 3/1/40	584,545
1,000	California St. Gen. Oblig.,
	5.00% 10/1/28	1,177,620
2,000	California St. Pub. Wks. Brd. Lease Rev. Dept. of Corrections and Rehab.,
	5.250%, 9/1/29, Ser. F	2,376,700
2,000	California Statewide Communities Dev. Auth. Rev.,
	5.75%, 7/1/47, FGIC	2,239,980
3,000	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	2,590,770
$1,000	Los Angeles Cnty. Santn. Dists. Fin. Auth. Rev.,
	5.00%, 10/1/34, Ser. A	$1,117,470
1,000	Manteca Wtr. Ref. Rev.,
	5.00%, 7/1/33	1,112,430
2,500	Riverside Cnty. Sngl. Fam. Rev.,
	7.80%, 5/1/21, Ser. A, Escrowed to maturity (b)	3,343,425
7,840	San Bernardino Cnty. Res. Mtge. Rev.,
	9.60%, 9/1/15, Escrowed to maturity (b)	8,087,509

		26,676,899

	Colorado—0.8%
1,000	Eagle River Wtr. & Sanitation Dist. Enterprise Wstwtr. Rev.,
	5.00%, 12/1/42	1,107,580

	Connecticut—3.3%
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/25, Ser. C, AGT	1,003,050
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/32, Ser. A	763,455
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/41, Ser. A	1,090,070
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev. Yale-New Haven Hospital,
	5.00%, 7/1/48, Ser. N	608,718
1,000	South Central Connecticut Reg. Wtr. Auth. Rev.,
	5.00%, 8/1/41, Ser. 26	1,109,440

		4,574,733

	District of Columbia—1.6%
1,000	District of Columbia Inc. Tax Rev.,
	5.00%, 12/1/31, Ser. A	1,149,990
1,000	Metropolitan Washington D.C. Airport Auth. Rev.,
	5.00%, 10/1/18, Ser. A, AGM / AMBAC	1,095,740

		2,245,730

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2015

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
	Florida—12.7%
$1,500	Broward Cnty. Port Fac. Rev.,
	6.00%, 9/1/23, Ser. A	$1,776,255
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev.,
	6.00%, 8/15/36	1,144,150
2,000	Florida St. Brd. of Ed. Cap. Outlay,
	5.00%, 6/1/41, Ser. F	2,235,100
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev.,
	5.00%, 5/1/33, Ser. A	2,639,520
70	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G, Prerefunded 11/15/16 @ $100 (b)	74,885
1,930	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G	2,048,734
500	Lee Cnty. Tran. Fac. Ref. Rev.,
	5.00%, 10/1/35, AGM	566,160
1,080	City of Miami Beach Hlth. Facs. Auth. Hosp. Rev. Ref.,
	5.00%, 11/15/39	1,167,620
250	Miami-Dade Cnty. Aviation Rev.,
	5.00%, 10/1/32, Ser. A	274,525
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev.,
	5.00%, 7/1/35, Ser. A	2,238,600
1,000	Reedy Creek Impvt. Dist.,
	5.00%, 6/1/38, Ser. A	1,115,250
2,000	Seminole Cnty. Sales Tax Rev.,
	5.25%, 10/1/31, Ser. B, NRE	2,485,500

		17,766,299

	Georgia—5.3%
300	Atlanta Wtr. & Wstwtr. Rev. Ref.,
	5.00%, 11/1/26	362,517
500	City of Atlanta Arpt. Passenger Fac. Charge Gen. Rev. Ref.,
	5.00%, 1/1/32, Ser. A	567,645
2,000	Fulton Cnty. Sch. Dist. Gen. Oblig.,
	5.375%, 1/1/16	2,068,520
1,970	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.50%, 1/1/20, Ser. X, AMBAC	2,203,110
2,000	Metro. Atlanta Rapid Tran. Auth. Rev.,
	5.00%, 7/1/39, Ser. 3	2,249,500

		7,451,292

	Idaho—0.8%
$1,065	Idaho Hlth. Fac. Auth. Rev. St. Lukes Hlth. Sys. Proj.,
	5.00%, 3/1/34, Ser. A	$1,182,906

	Illinois—9.1%
500	Chicago Multi-Family Hsg. Rev.,
	4.90%, 3/20/44, FHA	509,015
1,000	Chicago O’Hare Intl. Arpt. Rev. Customer Fac. Charge,
	5.125%, 1/1/30, AGM	1,133,950
500	Chicago Wtrwks. Rev.,
	5.00%, 11/1/44, 2nd Lien	547,485
1,000	Illinois Fin. Auth. Ed. Rev.,
	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100 (b)	1,107,530
1,000	Illinois Fin. Auth. Rev. Ref., Swedish Covenant Hosp.,
	6.00%, 8/15/38, Ser. A	1,115,890
1,000	Illinois Fin. Auth. Rev., Rush Univ. Med. Ctr.,
	4.00%, 11/15/39, Ser. A	969,530
520	Illinois Fin. Auth. Rev. Northwestern Memorial HealthCare,
	5.00%, 8/15/37	572,952
525	Illinois Fin. Auth. Rev. Centegra Hlth. Sys.,
	5.00%, 9/1/42, Ser. A	556,300
2,000	Illinois St. Gen. Oblig.,
	5.50%, 1/1/29	2,286,140
1,500	Illinois St. Toll Hwy. Auth. Rev.,
	5.50%, 1/1/33, Ser. B	1,645,215
1,000	Railsplitter Tobacco Settlement Auth. Rev.,
	6.00%, 6/1/28	1,177,850
1,000	Univ. of Illinois Aux. Facs. Sys. Rev.,
	5.00%, 4/1/34, Ser. A	1,115,670

		12,737,527

	Indiana—2.7%
180	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A	180,571
240	Indiana Fin. Auth. Hospital Rev. Ref.,
	5.00%, 12/1/28, Ser. A	280,596
1,000	Indiana St. Fin. Auth. Rev. Revolving Fund,
	5.00%, 2/1/31, Ser. B	1,145,050

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2015

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev.,
	5.00%, 2/1/38, Ser. A	$2,212,240

		3,818,457

	Louisiana—6.2%
305	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41, Ser. A, Prerefunded 5/1/16 @ $100 (b)	319,207
695	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41, Ser. A, Prerefunded 5/1/16 @ $100 (b)	727,373
1,250	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/30, Ser. A	1,415,375
500	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/36, Ser. A	551,000
1,250	Louisiana St. Tran. Auth. Ref. Rev.,
	5.00%, 8/15/38, Ser. A	1,402,987
250	New Orleans Swr. Svc. Ref. Rev.,
	5.00%, 6/1/44	274,675
500	Board of Commissioners of The Port of New Orleans Port Fac. Ref. Rev.,
	5.00%, 4/1/33, Ser. B	539,270
1,100	Regional Tran. Auth. Louisiana Sales Tax Rev.,
	5.00%, 12/1/30, AGM	1,241,669
1,000	Terrebonne Levee & Consv. Dist. Pub. Impvt. Sales Tax Rev.,
	5.00%, 7/1/38, Ser. A	1,104,990
1,000	Terrebonne Parish Wtrwks. Consol. Dist. No. 1,
	5.00%, 11/1/37, Ser. A	1,109,360

		8,685,906

	Maine—2.1%
1,000	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev.,
	5.00%, 7/1/33, Ser. A	1,098,280
500	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev.,
	5.00%, 7/1/43	527,390
610	City of Portland, General Arpt. Rev.,
	5.00%, 7/1/31	660,520
540	City of Portland, General Arpt. Rev.,
	5.00%, 7/1/32	583,146

		2,869,336

	Maryland—3.7%
$1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Anne Arundel Hlth. Sys.,
	5.00%, 7/1/39	$1,091,320
2,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., MedStar Hlth.,
	4.00%, 8/15/45	1,931,700
2,000	Maryland St. Trans. Auth. Rev.,
	5.00%, 7/1/37, AGM	2,205,060

		5,228,080

	Massachusetts—6.5%
3,000	Massachusetts Bay Trans. Auth. Rev.,
	5.50%, 7/1/29, Ser. B, NRE	3,892,740
2,000	Massachusetts St. College Bldg. Auth. Rev.,
	5.00%, 5/1/40, Ser. B	2,280,220
1,500	Massachusetts St. Dev. Fin. Agcy. Solid Waste Disp. Rev.,
	5.00%, 2/1/36, Prerefunded 8/1/16 @ $100 (b)	1,584,915
1,000	Massachusetts St. Gen. Oblig.,
	5.50%, 8/1/30, Ser. A, AMBAC	1,284,240

		9,042,115

	Michigan—1.4%
500	City of Detroit, Dist. St. Aid Gen. Oblig.,
	5.25%, 11/1/35	536,980
1,000	City of Holland Elec. Util. Sys. Rev.,
	5.00%, 7/1/39, Ser. A	1,109,330
225	City of Royal Oak Hosp. Fin. Auth. Hosp. Rev. Ref. Bonds,
	5.00%, 9/1/39, Ser. D	245,270

		1,891,580

	Nebraska—3.0%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev.,
	5.00%, 1/1/34, Ser. A	556,185
2,000	Omaha Gen. Oblig.,
	5.25%, 4/1/27	2,536,700
1,035	Omaha Pub. Pwr. Dist. Elec. Rev.,
	6.20%, 2/1/17, Ser. B, Escrowed to maturity (b)	1,104,718

		4,197,603

	Nevada—3.0%
2,165	Clark Cnty. Gen. Oblig.,
	5.00%, 11/1/22, AMBAC	2,216,181

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2015

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Nevada St. Gen. Oblig.,
	5.00%, 12/1/24, Ser. F, AGM	$2,008,240

		4,224,421

	New Jersey—2.7%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev. Ref.,
	5.00%, 2/15/33, Ser. A	436,504
2,000	New Jersey St. Gen. Oblig.,
	5.25%, 7/1/17, Ser. H	2,185,560
1,000	New Jersey St. Tpk. Auth. Rev.,
	5.00%, 1/1/36, Ser. H	1,101,130

		3,723,194

	New York—6.7%
1,000	Albany Indl. Dev. Agy. Rev.,
	5.00%, 4/1/32, Ser. A	906,430
300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev.,
	5.250%, 7/1/35	336,393
700	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 9/1/42, Ser. A	758,429
1,000	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
	5.00%, 6/15/34, Ser. DD	1,138,590
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.375%, 6/15/43, Ser. EE	1,176,660
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.50%, 6/15/43, Ser. EE	1,184,440
1,500	New York St. Dorm. Auth. Rev.,
	7.25%, 10/1/28, Ser. C Prefefunded 10/1/18 @100 (b)	1,815,195
900	Port Auth. of New York and New Jersey Cons. Bonds,
	5.00%, 6/1/33, Ser. 179	1,034,604
500	Triborough Bridge & Tunnel Auth. Rev.,
	5.00% 11/15/30, Ser. A	571,745
400	Utility Debt Securitization Auth. Restructuring Rev.,
	5.00%, 12/15/31, Ser. TE	467,004

		9,389,490

	Ohio—6.1%
750	Deerfield Twp. Tax Increment Rev.,
	5.00%, 12/1/25	780,960
$1,000	Hamilton Elec. Sys. Rev.,
	4.60%, 10/15/20, Ser. A, AGM	$1,026,940
500	Ohio St. Gen. Oblig.,
	5.00%, 9/1/30, Ser. A	573,630
2,000	Ohio St. Hosp. Rev.,
	4.00%, 1/15/44, Ser. A	1,963,020
1,040	Ohio St. Tpk. Comm. Tpk. Rev.,
	5.00%, 2/15/31, Ser. A	1,177,030
2,445	Ohio St. Wtr. Dev. Auth. Rev.,
	5.50%, 6/1/20, Ser. B, AGM	2,934,782

		8,456,362

	Oregon—0.5%
570	Port of Portland Portland Intl. Arpt. Rev.,
	5.00%, 7/1/32, Ser. 22	640,823

	Pennsylvania—6.8%
170	Butler Cnty. Hosp. Auth. Rev.,
	5.00%, 7/1/35, Ser. A	185,715
2,000	Delaware Cnty. Auth. Rev.,
	5.00%, 6/1/21, Ser. A, Prerefunded 6/1/15 @ $100 (b)	2,008,220
2,000	Delaware River Port Auth. Rev.,
	5.00%, 1/1/34	2,256,060
480	East Stroudsburg Area Sch. Dist.,
	7.750%, 9/1/27, Ser. A, Prerefunded 9/1/17 @ $100 (b)	557,366
495	East Stroudsburg Area Sch. Dist.,
	7.750%, 9/1/27, Prerefunded 9/1/17 @ $100 (b)	575,284
25	East Stroudsburg Area Sch. Dist.,
	7.750%, 9/1/27, NRE	28,903
500	Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
	5.00%, 6/15/28, Ser. AL	574,360
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
	5.00%, 12/1/23, Ser. A-2, AGT	1,169,828
2,000	Philadelphia Wtr. & Wastewater Rev.,
	5.00%, 1/1/41, Ser. A	2,157,580

		9,513,316

	Rhode Island—2.8%
2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 9/1/37	2,172,100

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2015

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 11/1/41	$1,778,784

		3,950,884

	South Carolina—1.9%
2,000	Charleston Cnty. Spl. Source Rev.,
	5.00%, 12/1/32	2,284,480
290	Scago Edl. Facs. Corp. Ref. Rev.,
	5.00%, 12/1/24	345,410

		2,629,890

	Tennessee—2.2%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev. Ref., Erlanger Hlth. Sys.,
	5.00%, 10/1/34, Ser. A	273,148
1,500	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/20, Ser. A	1,714,485
1,000	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/21, Ser. A	1,148,810

		3,136,443

	Texas—11.7%
1,000	Alliance Airport Auth. Inc. Rev.,
	4.85%, 4/1/21	1,023,840
1,000	Dallas Area Rapid Transit Rev.,
	5.25%, 12/1/48	1,111,570
1,000	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF	1,085,280
500	Houston Arpt. Sys. Rev.,
	5.00%, 7/1/32, Ser. A	549,495
1,000	Houston Hotel Occupancy Tax & Spl. Rev.,
	5.25%, 9/1/29, Ser. A	1,128,300
1,410	Houston Util. Sys. Rev.,
	5.00%, 11/15/32, Ser. B	1,619,935
1,060	Klein Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 8/1/38, Ser. A, PSF	1,171,777
2,000	Lower Colorado River Auth. Rev.,
	5.00%, 5/15/31, AGM	2,007,060
1,200	North Texas Twy. Auth. Rev.,
	5.75%, 1/1/40, Ser. A, BHAC	1,336,284
1,000	North Texas Twy. Auth. Rev. Ref.,
	5.00%, 1/1/31, Ser. A	1,121,230
$1,975	Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
	5.50%, 2/1/33, Prerefunded 2/1/17 @ $100 (b)	$2,144,099
1,000	Spring Branch Indep. Sch. Dist. Gen. Oblig.,
	5.25%, 2/1/38, PSF	1,072,010
1,000	Upper Trinity Reg. Wtr. Dist. Treated Wtr. Supply Sys. Rev. Ref. and Impvmt. Bonds,
	4.00%, 8/1/37, Ser. A, AGM	1,010,630

		16,381,510

	Utah—3.2%
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/32, Ser. A, AGM Prerefunded 6/15/18 @ $100 (b)	1,123,020
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/36, Ser. A, AGM Prerefunded 6/15/18 @ $100 (b)	1,123,020
2,000	Utah Trans. Auth. Sub. Sales Tax Rev. Ref.,
	5.00%, 6/15/37, Ser. A	2,272,100

		4,518,140

	Vermont—1.6%
2,000	Univ. of Vermont & St. Agric. College Gen. Oblig.,
	5.00%, 10/1/38, Ser. A	2,227,660

	Virginia—2.8%
1,250	Riverside Regl. Jail Auth. Fac. Ref. Rev.,
	5.00%, 7/1/26	1,507,875
2,000	Virginia College Bldg. Auth. Rev.,
	5.00%, 2/1/23, Ser. E-1	2,428,540

		3,936,415

	West Virginia—1.3%
300	Monongalia Cnty. Bldg. Comm. Rev. Ref.,
	5.00%, 7/1/30	331,182
1,500	Monongalia Cnty. Bldg. Comm. Hosp. Rev.,
	5.00%, 7/1/30, Ser. A	1,512,135

		1,843,317

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2015

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
	Wisconsin—1.7%
$2,000	Wisconsin St. Gen. Rev.,
	6.00%, 5/1/33, Ser. A	$2,354,080

	Wyoming—2.4%
3,080	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
	5.75%, 10/1/20	3,374,356

	Total Long-Term Investments (Cost $185,449,179)	198,900,452

	TOTAL INVESTMENTS—142.2%
	(Cost $185,449,179)	198,900,452
	Other assets less liabilities—(42.2)%	(59,068,107)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$139,832,345

(a)	The following abbreviations are used in portfolio descriptions to indicate an obligation of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation

AGM—Assured Guaranty Municipal Corp.

AGT—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Authority

NRE—National Public Finance Guarantee Corporation

PSF—Texas Permanent School Fund

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. For more information about the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements contained in its annual report. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2015:

Level 2
Municipal bonds	$198,900,452

There were no Level 1 or Level 3 priced securities held at April 30, 2015.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2015

(Unaudited)

Summary of State Diversification as a Percentage of Net Assets

Applicable to Common Shareholders

At April 30, 2015

State	%
California	19.1
Florida	12.7
Texas	11.7
Illinois	9.1
Pennsylvania	6.8
New York	6.7
Massachusetts	6.5
Arizona	6.3
Louisiana	6.2
Ohio	6.1
Georgia	5.3
Maryland	3.7
Connecticut	3.3
Utah	3.2
Nebraska	3.0
Nevada	3.0
Rhode Island	2.8
Virginia	2.8
Indiana	2.7
New Jersey	2.7
Wyoming	2.4
Tennessee	2.2
Maine	2.1
South Carolina	1.9
Wisconsin	1.7
District of Columbia	1.6
Vermont	1.6
Michigan	1.4
West Virginia	1.3
Colorado	0.8
Idaho	0.8
Oregon	0.5
Alaska	0.2

142.2
Other assets in excess of liabilities	(42.2)

100.0

Summary of Ratings as a Percentage of Long-Term Investments

At April 30, 2015

Rating *	%
AAA	5.0
AA	49.5
A	36.5
BBB	6.9
BB	0.0
B	1.8
NR	0.3

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 0.3% of the portfolio at the end of the reporting period.

Portfolio Composition

(as a percentage of total investments)

At April 30, 2015

%
Pre-refunded	14.6
Transportation	13.7
Healthcare	13.1
Education	10.7
Water & Sewer	10.5
General Obligation	9.9
Misc. Revenue	7.6
Special Tax	7.5
Electric & Gas	5.7
Airports	3.1
Tobacco	1.9
Housing	0.2
Cash	1.5

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

(Unaudited)

ASSETS:

Investments, at value (cost $185,449,179)	$198,900,452

Cash	4,211,256

Interest receivable	2,792,659

Deferred offering costs, net (Note 6)	284,804

Prepaid expenses	33,424

Total assets	206,222,595

LIABILITIES:

Payable for securities purchased	1,137,220

Investment advisory fee (Note 3)	84,929

Administrative fee (Note 3)	16,301

Accrued interest payable on Variable Rate MuniFund Term Preferred Shares (Note 6)	77,003

Accrued expenses	74,797

Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share) (Note 6)	65,000,000

Total liabilities	66,390,250

NET ASSETS APPLICABLE TO COMMON STOCK	$139,832,345

CAPITAL:

Common stock ($0.01 par value per share; 600,000,000 shares authorized, 8,519,010 issued and outstanding)	$85,190

Additional paid-in capital	120,537,187

Undistributed net investment income	5,481,719

Accumulated net realized gain on investments	276,976

Net unrealized appreciation on investments	13,451,273

Net assets applicable to common stock.	$139,832,345

NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.41

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2015

(Unaudited)

INVESTMENT INCOME:

Interest	$4,326,900

EXPENSES:

Investment advisory fees (Note 3)	513,643

Administrative fees (Note 3)	98,694

Interest (Note 6)	461,304

Directors’ fees	49,024

Amortization of offering costs (Note 6)	42,638

Professional fees	41,345

Custodian fees	26,863

Reports to shareholders	19,515

Registration fees	11,778

Transfer agent fees	11,720

Other expenses	16,256

Total expenses	1,292,780

Net investment income	3,034,120

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	563,905

Net change in unrealized appreciation (depreciation) on investments	(2,413,133)

Net realized and unrealized loss	(1,849,228)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$1,184,892

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2015	For the year ended October 31, 2014

OPERATIONS:

Net investment income	$3,034,120	$6,233,028

Net realized gain	563,905	330,223

Net change in unrealized appreciation (depreciation)	(2,413,133)	8,798,600

Net increase in net assets applicable to common stock resulting from operations	1,184,892	15,361,851

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(3,577,984)	(7,243,629)

Decrease in net assets from distributions to common stockholders (Note 5)	(3,577,984)	(7,243,629)

Total increase (decrease) in net assets	(2,393,092)	8,118,222

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	142,225,437	134,107,215

End of period (including undistributed net investment income of $5,481,719 and $6,025,583, respectively)	$139,832,345	$142,225,437

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2015

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$4,903,973

Expenses paid	(812,477)

Interest expense paid	(463,797)

Purchase of investment securities	(14,456,835)

Proceeds from sales and maturities of investment securities	14,325,947

Net cash provided by operating activities		$3,496,811

Cash flows provided by (used in) financing activities:

Distributions paid	(3,577,984)

Net cash used in financing activities		(3,577,984)

Net decrease in cash		(81,173)

Cash–beginning of period		4,292,429

Cash–end of period		$4,211,256

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:

Net increase in net assets resulting from operations		$1,184,892

Purchase of investment securities	(14,456,835)

Proceeds from sales and maturities of investment securities	14,325,947

Amortization of premiums and discounts on debt securities	514,193

Amortization of offering costs	42,638

Net realized gain on investments	(563,905)

Net change in unrealized (appreciation) depreciation on investments	2,413,133

Decrease in interest receivable	62,880

Decrease in accrued interest payable on Variable Rate MuniFund Term Preferred Shares	(2,493)

Decrease in accrued expenses	(23,639)

Total adjustments		2,311,919

Net cash provided by operating activities		$3,496,811

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2015 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.70	$15.74	$17.39	$16.23	$16.47	$15.75

Net investment income (1)	0.35	0.73	0.84	0.90	0.92	0.95
Net realized and unrealized gain (loss)	(0.22)	1.08	(1.64)	1.16	(0.25)	0.55
Distributions on remarketed preferred stock from net investment income	—	—	(0.01)	(0.01)	(0.01)	(0.02)
Distributions on remarketed preferred stock from net realized gains	—	—	—	— (2)	— (2)	—

Net increase (decrease) from investment operations applicable to common stock	0.13	1.81	(0.81)	2.05	0.66	1.48

Distributions on common stock:
Net investment income	(0.42)	(0.85)	(0.84)	(0.84)	(0.80)	(0.76)
Net realized gains	—	—	—	(0.05)	(0.10)	—

Total distributions	(0.42)	(0.85)	(0.84)	(0.89)	(0.90)	(0.76)

Net asset value, end of period	$16.41	$16.70	$15.74	$17.39	$16.23	$16.47

Per share market value, end of period	$15.14	$15.15	$14.16	$17.99	$15.54	$16.06

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	1.83%*	1.89%	1.36%	1.21%	1.23%	1.25%
Operating expenses, without leverage	1.10%*	1.13%	1.14%	1.13%	1.14%	1.15%
Net investment income	4.31%*	4.51%	5.03%	5.35%	5.90%	5.91%
SUPPLEMENTAL DATA:
Total return on market value (3)	2.66%	13.19%	(16.98)%	22.08%	2.73%	18.57%
Total return on net asset value (3)	0.76%	11.79%	(4.75)%	12.95%	4.36%	9.64%
Portfolio turnover rate	6%	9%	15%	11%	6%	12%
Asset coverage ratio on preferred stock, end of period	315%	319%	306%	328%	312%	316%
Net assets applicable to common stock, end of period (000’s omitted)	$139,832	$142,225	$134,107	$148,127	$138,105	$140,100

*	Annualized.
(1)	Based on average number of shares of common stock outstanding.
(2)	Amount per share is less than $0.01.
(3)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on November 29, 1991. The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using process provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2011 to 2014 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 6.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2015

(Unaudited)

payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2015 were $49,024.

D. Affiliated Shareholder: At April 30, 2015, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 29,803 shares of the Fund which represent 0.35% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015 were $12,850,117 and $14,325,947, respectively.

Note 5. Distributions and Tax Information

At October 31, 2014, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$186,821,378	$16,083,389	$(165,064)	$15,918,325

The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

2014
Distributions paid from:
Tax-exempt income	$8,101,607
Ordinary income	91,284
Long-term capital gains	—

Total distributions	$8,192,891

The tax character of the distributions paid in 2015 will be determined at the Fund’s fiscal year end, October 31, 2015.

At October 31, 2014, the Fund had a short-term capital loss carryover of $286,929 not subject to expiration.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2015

(Unaudited)

Note 6. Variable Rate MuniFund Term Preferred Shares

On August 22, 2013, the Fund issued 650 VMTP Shares with a liquidation preference of $100,000 per share. Proceeds from the issuance of VMTP Shares were used to redeem all of the Fund’s outstanding RP shares. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VMTP Shares on August 21, 2018, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

The Fund incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the 5 year life of the VMTP Shares. Amortization of these costs is included under the caption “Amortization of offering costs” on the Statement of Operations and the unamortized balance is included under the caption “Deferred offering costs” on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The dividend rate for each weekly period will be the sum of the Applicable Spread of 1.40% per annum (subject to adjustment in the event of a ratings downgrade of the VMTP Shares) plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). The average liquidation value outstanding and the average annualized dividend rate of the VMTP Shares during the six months ended April 30, 2015, were $65,000,000 and 1.43%, respectively.

The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at liquidation value.

For financial reporting purposes, the liquidation value of the VMTP Shares, which are considered debt of the Fund, is recorded as a liability under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are shown under the caption “Accrued interest” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest” on the Statement of Operations.

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated the impact all subsequent events on the Fund through the date the financial statements were issued and has determined that, other than those described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dtffund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Barclays Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Committee noted that the Fund’s net asset value (“NAV”) total return had outperformed the Barclays Municipal Bond Index for the most recent 1-, 3- and 5-year periods ended June 30, 2014, while noting that it had underperformed compared to the Lipper Leveraged Municipal Debt Fund Average for the most recent 1-, 3-, and 5-year periods ended June 30, 2014. However, the Contracts Committee further noted that on a market value total return basis, the Fund had outperformed both the Barclays Municipal Bond Index and the Lipper Leveraged Municipal Debt Fund Average over the 1- and 5-year periods ended June 30, 2014. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising the benchmarks include certain higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper Inc. (“Lipper”), an independent provider of investment company data, to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was slightly above the median of its Lipper expense group; and (ii) the actual management fee rate was higher than the median of its Lipper expense group on the basis of total assets, but lower than the median of its Lipper expense group on the basis of assets attributable to common stock. The Contracts Committee further noted that the Fund’s total expense ratio, as reported by Lipper, was below the median of its Lipper expense group both on the basis of assets attributable to common stock and on a total asset basis. The Contracts Committee also considered that the Fund’s actual total expenses were lower than the median for its Lipper expense group on a total asset basis and on the basis of assets attributable to common stock.

The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is slightly higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts

Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a term commencing on April 30, 2015 and ending on March 1, 2016. On December 19, 2014, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a term commencing on April 30, 2015 and ending on March 1, 2016.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dtffund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on June 18, 2015. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
To elect four directors to serve until the Annual Meeting in the year 2018 and until their successors are duly elected and qualified:
Donald C. Burke	6,975,568	334,990
Stewart E. Conner	6,936,111	374,447
Eileen A. Moran	6,973,244	337,314
David J. Vitale	6,977,791	332,767

Directors whose term of office continued beyond this meeting are as follows: Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Nathan I. Partain, Christian H. Poindexter and Carl F. Pollard.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated May 7, 2015) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

1

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)
Date	June 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)
Date	June 30, 2015

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)
Date	June 30, 2015